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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 1997


                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                      1-2207                 38-0471180
                      ------                 ----------
                   (Commission             (IRS Employer
                   File Number)          Identification No.)


                 280 Park Avenue
                New York, New York                       10017
                ------------------                       -----
         (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000




                      -------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)



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



     This Form 8-K/A of Triarc Companies, Inc. ("Triarc") constitutes Amendment No. 1 ("Amendment No. 1") to Triarc's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 20, 1997 (the "Form 8-K"). This Amendment No. 1 contains the information required by Items 2 and 7 included in the Form 8-K and reflects an adjustment to the pro forma condensed consolidated financial statements (principally the adjustment to "Facilities relocation and corporate restructuring" included in the adjustment denoted as
(a) in the notes to the Pro Forma Condensed Consolidated Statements of Operations contained herein) which was inadvertently omitted from the Form 8-K.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 5, 1997, indirect subsidiaries of the Registrant (the "Sellers") completed the sale of their 355 company-owned Arby's restaurants to RTM Restaurant Group ("RTM"), the largest franchisee in the Arby's system, for approximately $71 million, consisting primarily of the assumption of approximately $69 million in mortgage indebtedness and capitalized lease obligations, subject to certain post-closing adjustments.

         As part of the transaction, the Sellers received options to purchase an aggregate 20% interest in each of the RTM affiliates that own the restaurants. Arby's, Inc., a subsidiary of the Registrant, will continue as the franchisor of the 3,030-store Arby's restaurant system.

         A copy of the Stock Purchase Agreement dated February 13, 1997 and a press release relating to the transaction were previously filed as Exhibits 10.1 and 99.1, respectively, to the Current Report on Form 8-K dated February 13, 1997 filed by RC/Arby's Corporation, a subsidiary of the Registrant (SEC File No. 0-20286).

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated balance sheet of Triarc Companies, Inc. and subsidiaries (the "Company") as of March 30, 1997 and condensed consolidated statements of operations of the Company for the year ended December 31, 1996 and for the three months ended March 30, 1997 have been prepared by adjusting such financial statements, as derived and condensed, as applicable, from (i) the audited consolidated financial statements in its Form 10-K for the year ended December 31, 1996 (the "Form 10-K") and (ii) the unaudited condensed consolidated financial statements in its Form 10-Q for the three months ended March 30, 1997 (the "Form 10-Q"), to reflect the sale of the Company's restaurants on May 5, 1997, as if such transaction had occurred as of March 30, 1997 for the pro forma condensed consolidated balance sheet and as of January 1, 1996 for the pro forma condensed consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations which should be read in conjunction with such statements. Such pro forma condensed consolidated financial statements should also be read in conjunction with the Company's audited consolidated financial statements appearing in the Form 10-K and the Company's unaudited condensed consolidated financial statements appearing in the Form 10-Q. The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had such transactions actually been consummated on March 30, 1997 and January 1, 1996, respectively, or of the future financial position or results of operations of the Company.




                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 30, 1997

                                                                                    AS                PRO FORMA
                                                                                 REPORTED            ADJUSTMENTS         PRO FORMA
                                                                                 --------            -----------         ---------
                                                                                                   (IN THOUSANDS)
                                                                                                     (UNAUDITED)
                                    ASSETS
Current assets:
   Cash and cash equivalents...............................................$     120,516       $          50  (a)    $     116,370
                                                                                                      (4,196) (b)
   Short-term investments..................................................       58,460                 --                 58,460
   Receivables, net........................................................       85,088               2,977  (c)           88,065
   Inventories.............................................................       55,914              (2,592) (c)           53,322
   Assets held for sale ...................................................       71,116             (71,116) (a)              --
   Deferred income tax benefit.............................................       16,409                 --                 16,409
   Prepaid expenses and other current assets...............................       14,691                 --                 14,691
                                                                           -------------       -------------         -------------
        Total current assets...............................................      422,194             (74,877)              347,317
Properties, net............................................................      105,995                 --                105,995
Unamortized costs in excess of net assets of acquired companies............      202,026                 --                202,026
Trademarks.................................................................       56,187                 --                 56,187
Deferred costs, deposits and other assets..................................       58,155               1,329  (a)           56,149
                                                                                                        (385) (c)
                                                                                                      (2,950) (d)
                                                                           -------------       -------------         -------------
                                                                           $     844,557       $     (76,883)        $     767,674
                                                                           =============       =============         =============

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current portion of long-term debt.......................................$     101,006       $     (69,517) (a)    $      31,489
   Accounts payable........................................................       42,949                 --                 42,949
   Accrued expenses........................................................      110,162                (220) (a)          104,596
                                                                                                      (4,196) (b)
                                                                                                      (1,150) (d)
                                                                           -------------       -------------         -------------
        Total current liabilities..........................................      254,117             (75,083)              179,034
Long-term debt.............................................................      487,612                 --                487,612
Deferred income taxes......................................................       34,464                 --                 34,464
Deferred income and other liabilities......................................       28,280                 --                 28,280
Minority interests.........................................................       34,316                 --                 34,316
Stockholders' equity (deficit):
   Common stock............................................................        3,398                 --                  3,398
   Additional paid-in capital..............................................      163,416                 --                163,416
   Accumulated deficit.....................................................     (113,001)             (1,800) (d)         (114,801)
   Treasury stock..........................................................      (45,760)                --                (45,760)
   Other    ...............................................................       (2,285)                --                 (2,285)
                                                                           -------------       -------------         -------------
        Total stockholders' equity.........................................        5,768              (1,800)                3,968
                                                                           -------------       -------------         -------------
                                                                           $     844,557       $     (76,883)        $     767,674
                                                                           =============       =============         =============



   (a) To reflect the sale of restaurants to RTM for (i) the proceeds of $50,000 in cash, a $1,950,000 note due 2000 with a discounted value of $1,329,000 and the assumption by RTM of $54,642,000 of mortgage and equipment notes and $14,875,000 of capitalized lease obligations, (ii) the elimination of the assets held for sale of $71,116,000 and (iii) the recording of the $220,000 net difference against amounts previously accrued.

   (b) To reflect the payment of $3,252,000 of previously accrued transaction costs, including real estate transfer taxes, mortgage recording costs, fairness opinions and valuations, legal and accounting, and the payment to RTM of $944,000 of reserves for employee benefits.

   (c) To reflect a receivable from RTM for the value of inventories of $2,592,000 and restaurant lease and utility deposits of $385,000 transferred to RTM with settlement due within 30 days.

   (d) To reflect the write-off of previously unamortized deferred financing costs of $2,950,000 less related tax benefit of $1,150,000 relating to the debt assumed by RTM.



                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                   AS               PRO FORMA
                                                                                REPORTED           ADJUSTMENTS        PRO FORMA
                                                                                --------           -----------        ---------
                                                                                    (IN THOUSANDS EXCEPT PER SHARE DATA)
                                                                                                 (UNAUDITED)

Revenues:
   Net sales.................................................................$     931,920      $   (228,031) (a)   $     703,889
   Royalties, franchise fees and other revenues..............................       57,329             9,121  (b)          66,450
                                                                             -------------      ------------        -------------
                                                                                   989,249          (218,910)             770,339
                                                                             -------------      ------------        -------------
Costs and expenses:
   Cost of sales.............................................................      652,109          (187,535) (a)         464,574
   Advertising, selling and distribution.....................................      139,662           (24,764) (a)         114,898
   General and administrative................................................      131,357            (9,913) (a)         121,444
   Reduction in carrying value of long-lived assets impaired or
      to be disposed of......................................................       64,300           (58,900) (a)           5,400
   Facilities relocation and corporate restructuring ........................        8,800            (2,400) (a)           6,400
                                                                             -------------      ------------        -------------
                                                                                   996,228          (283,512)             712,716
                                                                             -------------      ------------        -------------
        Operating profit (loss)..............................................       (6,979)           64,602               57,623
Interest expense.............................................................      (73,379)            8,421  (c)         (64,958)
Gain on sale of businesses, net..............................................       77,000               --                77,000
Other income, net ...........................................................        7,996               --                 7,996
                                                                             -------------       -----------        -------------
        Income before income taxes and minority interests....................        4,638            73,023               77,661
Provision for income taxes...................................................      (11,294)          (28,406) (d)         (39,700)
Minority interests in income of consolidated subsidiaries                           (1,829)              --                (1,829)
                                                                             -------------       -----------        -------------
        Income (loss) before extraordinary items.............................$      (8,485)      $    44,617        $      36,132
                                                                             =============       ===========        =============

        Income (loss) before extraordinary items per share...................$        (.28)                         $        1.21
                                                                             =============                          =============





                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 30, 1997


                                                                                   AS               PRO FORMA
                                                                                REPORTED           ADJUSTMENTS        PRO FORMA
                                                                                --------           -----------        ---------
                                                                                       (IN THOUSANDS EXCEPT PER SHARE DATA)
                                                                                                   (UNAUDITED)

Revenues:
   Net sales.................................................................$     192,086      $    (52,134) (a)   $     139,952
   Royalties, franchise fees and other revenues..............................       13,315             2,085  (b)          15,400
                                                                             -------------      ------------        -------------
                                                                                   205,401           (50,049)             155,352
                                                                             -------------      ------------        -------------
Costs and expenses:
   Cost of sales.............................................................      125,883           (40,962) (a)          84,921
   Advertising, selling and distribution.....................................       29,345            (5,597) (a)          23,748
   General and administrative................................................       30,714            (2,366) (a)          28,348
   Facilities relocation and corporate restructuring ........................        1,883            (1,706) (a)             177
                                                                             -------------      ------------        -------------
                                                                                   187,825           (50,631)             137,194
                                                                             -------------      ------------        -------------
        Operating profit.....................................................       17,576               582               18,158
Interest expense.............................................................      (15,702)            2,020  (c)         (13,682)

Other income, net............................................................        4,111               --                 4,111
                                                                             -------------       -----------        -------------
        Income before income taxes and minority interests....................        5,985             2,602                8,587
Provision for income taxes...................................................       (3,052)           (1,012) (d)          (4,064)
Minority interests in income of consolidated subsidiaries....................       (4,110)              --                (4,110)
                                                                             -------------       -----------        -------------
        Income (loss) before extraordinary items.............................$      (1,177)      $     1,590        $         413
                                                                             =============       ===========        =============

        Income (loss) before extraordinary items per share...................$        (.04)                         $         .01
                                                                             =============                          =============



(a) To reflect the elimination of the sales, cost of sales, advertising, selling and distribution expenses and allocated general and administrative expenses, the reduction in carrying value of long-lived assets impaired or to be disposed of for the year ended December 31, 1996 related to the sold restaurants and the portion of the facilities relocation and corporate restructuring charge associated with restructuring the restaurant segment in connection with the RTM sale. The allocated general and administrative expenses reflect the portion of the Company's total general and administrative expenses allocable to the operating results associated with the restaurants sold as determined by management of the Company. Such allocated amounts consist of (i) salaries, bonuses, travel and entertainment expenses, supplies, training and other expenses related to area managers who have responsibility for the day-to-day operation of the sold restaurants and (ii) the portion of general corporate overhead (e.g. accounting, human resources, marketing, etc.) estimated to be attributable to the restaurants. Since the Company no longer owns Arby's restaurants but continues to operate as an Arby's franchisor, it is undertaking a reorganization of its restaurant segment eliminating approximately 60 positions in its corporate and field administrative offices and significantly reducing leased office space. The effect of the elimination of income and expenses of the sold restaurants is significantly greater in the year ended December 31, 1996 as compared with the three months ended March 30, 1997 principally due to two 1996 eliminations which did not recur in the 1997 period for (i) the $58,900,000 reduction in carrying value of long-lived assets associated with the restaurants sold and (ii) depreciation and amortization on the long-lived restaurant assets sold, which had been written down to their estimated fair values as of December 31, 1996 and were no longer depreciated or amortized while they were held for sale.

(b) To reflect royalties from the sales of the sold restaurants at the rate of 4%.

(c) To reflect a reduction to interest expense relating to the debt assumed by RTM.

(d) To reflect the income tax effects of the above at the incremental income tax rate of 38.9%.

                              SIGNATURE







         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TRIARC COMPANIES, INC.
                             (Registrant)



Date: August 4, 1997         By:      /s/ JOHN L. BARNES, JR.
                                      -----------------------
                                      John L. Barnes, Jr.
                                      Senior Vice President
                                      and Chief Financial Officer